UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

CLEARWIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA		98005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 216-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on June 1, 2011, Sprint Nextel Corporation, or Sprint, notified Clearwire Corporation, or Clearwire, of its election to surrender 77,413,434 shares of Class B Common Stock of Clearwire to reduce its voting interest in Clearwire. In a letter dated June 8, 2012, Sprint exercised its right to revoke the share surrender in exchange for the payment to Clearwire of $7,741.34. The Class B Common Stock was reissued to Sprint in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act.

The transactions described above are not connected to the Sales Agreement described in Clearwire’s Current Report on Form 8-K filed on May 4, 2012.

Item 7.01 Regulation FD Disclosure.

The information included in Item 3.02 of this Current Report is incorporated by reference into this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: June 11, 2012	By:	/s/ Hope F. Cochran
Hope F. Cochran
Chief Financial Officer